Stock-Based Compensation	12 Months Ended
Dec. 31, 2013
Stock-Based Compensation
Stock-Based Compensation

13.  Stock-Based Compensation

Key employees, outside directors, consultants and advisors of PAG are eligible to receive stock-based compensation pursuant to the terms of our 2012 Equity Incentive Plan. This plan allows for the issuance of shares for stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other awards. The plan is a three year plan which originally allowed for 2,000,000 awards of which, as of December 31, 2013, 1,510,463 shares of common stock were available for grant. Compensation expense related to these plans was $9.8 million, $6.8 million, and $6.0 million during the 2013, 2012, and 2011, respectively.

Restricted Stock

During 2013, 2012, and 2011, we granted 448,026, 431,339, and 392,283 shares, respectively, of restricted common stock at no cost to participants under the plan. The restricted stock provides the holder voting and forfeitable dividend rights prior to vesting. The shares are subject to forfeiture and are non-transferable, which restrictions generally lapse over a four year period from the grant date at a rate of 15%, 15%, 20% and 50% per year. We have determined that the grant date quoted market price of the underlying common stock is the appropriate measure of compensation cost. This cost is amortized as expense over the restriction period. As of December 31, 2013, there was $16.9 million of unrecognized compensation cost related to the restricted stock, which is expected to be recognized over the next four years.

Presented below is a summary of the status of our restricted stock as of December 31, 2012 and 2013, and changes during the year ended December 31, 2013:

	Shares	Weighted Average Grant-Date Fair Value	Aggregate Intrinsic Value
December 31, 2012	979,022	$15.28
Granted	448,026	31.41
Vested	(244,059)	15.74
Forfeited	(14,789)	23.29
December 31, 2013	1,168,200	$23.75	$55.1